UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2007 (July 27, 2007)

KEY ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8038	04-2648081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of Principal Executive Offices and Zip Code)

713/651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Effective as of July 27, 2007, Key Energy Services, Inc. (the “Company”) and its subsidiary guarantors entered into the Third Amendment to Credit Agreement with the several lenders from time to time party thereto and Lehman Commercial Paper Inc., as administrative agent and as collateral agent for the Lenders and other Secured Parties (the “Third Amendment”).  The Third Amendment (i) gives the Company until August 31, 2007 to file (1) its 2006 Annual Report on Form 10-K, and (2) its 2005 and 2006 quarterly reports on Form 10-Q; (ii) gives the Company until October 31, 2007 to file its 2007 first and second quarterly reports on Form 10-Q; (iii) eliminates the $100 million limitation on acquisitions; and (iv) increases the stock repurchase basket from $250 million to $300 million.  The description of the Credit Agreement is included in Item 2.03 to this Current Report on Form 8-K.

The description of the Third Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation

See Item 1.01.  As previously reported, on July 29, 2005, the Company entered into the Credit Agreement (the “Credit Agreement”) among the Company, as Borrower, the several lenders from time to time party thereto, Lehman Brothers Inc., as sole lead arranger and sole bookrunner, Lehman Commercial Paper Inc., as syndication agent, administrative agent and as collateral agent, and Wells Fargo Foothill, Inc., as revolving administrative agent.  The Credit Agreement consists of (i) a revolving credit facility in an aggregate principal amount of up to $65,000,000, which will mature on July 29, 2010, (ii) a senior term loan facility in the original aggregate amount of $400,000,000, which will mature on June 30, 2012, and (iii) a prefunded letter of credit facility in the aggregate amount of $82,250,000, which will mature on July 29, 2010.  The description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated August 4, 2005 and incorporated into this Item 2.03 by reference.  The Credit Agreement was previously amended effective (i) as of November 1, 2005 and is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated November 7, 2005, and (ii) as of November 21, 2006 and is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated November 27, 2006.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

10.1        Third Amendment to Credit Agreement dated as of July 27, 2007, among the Company, as Borrower, the Guarantors, the Lenders, and Lehman Commercial Paper Inc., as administrative agent for the Lenders and as Collateral Agent for the Lenders and other Secured Parties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: July 31, 2007	By:	/s/ Newton W. Wilson III
Newton W. Wilson III
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
10.1

Third Amendment to Credit Agreement dated as of July 27, 2007, among the Company, as Borrower, the Guarantors, the Lenders, and Lehman Commercial Paper Inc., as administrative agent for the Lenders and as Collateral Agent for the Lenders and other Secured Parties.